                                                                   EXHIBIT 10.11

                            CENTURY BUSINESS CREDIT
                                  CORPORATION
                             119 West 40th Street
                           New York, New York 10018

                                                                October 31, 2000


Giant Group, Ltd.
9440 Santa Monica Boulevard
Suite 407
Beverly Hills, California 90210

Periscope Sportswear, Inc.
1407 Broadway, Suite 620
New York, New York 10018

Gentlemen:

     Reference is made to the (a) Factoring Agreement dated as of August 10, 1999 between Periscope Sportswear, Inc, ("Client") and Century Business Credit Corporation ("Century") (as amended, restated, supplemented or modified from time to time, the "Factoring Agreement"), (b) Limited Guaranty dated August 9, 1999 made by Giant Group, Ltd. ("Giant") in favor of Century (as amended, restated, supplemented or modified from time to time, the "Giant Guaranty") pursuant to which Giant, subject to the dollar limitation set forth therein, guaranteed payment and performance to Century of all obligations and liabilities of Client to Century, including, without limitation, all obligations and liabilities of Client to Century under the Factoring Agreement (collectively, the "Periscope Obligations") and (c) Amended and Restated Cash Pledge and Security Agreement dated as of April 28, 2000 (the "Cash Collateral Agreement") pursuant to which Giant pledged to Century cash collateral in the sum of $3,000,000 together with all interest thereon as security for all Periscope Obligations to Century.

     In consideration of the agreements contained herein, and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto hereby agree as follows:

     1. Simultaneously with the execution of this letter agreement by all parties hereto, Client shall execute and deliver to Century a peaceful possession letter in the form attached hereto as Exhibit A covering all such Collateral as Century shall direct (the "Peaceful Possession Letter") and Giant shall execute the consent attached thereto (the "Consent"). Together with Client's delivery of the Peaceful Possession Letter to Century and Giant's execution of the Consent, each of Giant and Client shall deliver to Century releases in favor of Century and Century shall deliver to Giant a release in favor of Giant (other than in respect of Giant's obligations and liabilities to Century under the Cash Collateral Agreement). All such releases shall cover the transactions contemplated by the Factoring Agreement and the Giant Guaranty and the release executed by Century in favor of Giant shall include an express release of all of Giant's obligations and liabilities to Century under the Giant Guaranty.

     2. Each of Giant and Client hereby agrees to deliver to Century all such documents, instruments and agreements which may be required by Century from time to time after the date hereof to further effectuate the transactions contemplated hereby and by the Peaceful Possession Letter.

     3. In the event after execution of this letter agreement by all parties hereto Century licenses the use of and/or permits the use of any of Client's trademarks, tradenames or related intangibles by any one or more third parties in connection with the sale of goods (other than sales arising out of purchase orders of Client sold by Century to one or more of such third parties) by any one or more of such third parties (the "Trademark Licenses"), then Century shall remit to Giant fifty percent (50%) of all license fees and/or royalty payments received by Century in respect of the Trademark Licenses (the "Royalty Remittances"); provided, however, (a) in the event one or
                                      --------  -------
more royalty payment reductions are taken in accordance with the provisions of
Section 3.5 of the License and Option Agreement dated as of the date hereof between Century and Alarmex Holdings, L.L.C. (each, a "Royalty Payment Reduction"), then the Royalty Remittances shall be reduced by an amount equal to the aggregate of all such Royalty Payment Reductions and (b) the aggregate maximum amount which Century shall be required to remit to Giant under the terms of this paragraph 3 shall at no time exceed $3,000,000 minus the aggregate of all such Royalty Payment Reductions. Century shall not reduce the license fees and/or royalty payments payable under the Trademark Licenses without the consent of Giant. All payments made by Century to Giant under this paragraph 3 shall be remitted by Century to Giant within five (5) business days after Century's receipt of the applicable license fees and/or royalty payments at the following address: Giant Group, Ltd., 9440 Santa Monica Boulevard, Suite 407, Beverly Hills, California 90210, Attention: Burt Sugarman.

     4. Giant hereby (a) acknowledges that the cash collateral on deposit with Century under the Cash Collateral Agreement may be applied by Century to the Periscope Obligations at any time, (b) reaffirms the terms and provisions of the Cash Collateral Agreement and (c) acknowledges that the Cash Collateral Agreement remains in full force and effect in accordance with its terms.

     5. Each of Giant and Client (a) hereby represents and warrants to Century that all appropriate corporate action necessary to authorize the transactions contemplated by this letter agreement has been taken by each such entity and (b) acknowledges that certain Events of Default have occurred and are continuing under and as defined in the Factoring Agreement which entitles Century to exercise all rights of a secured creditor under the Factoring Agreement, the documents, instruments and agreements entered into in connection therewith and applicable law.

     This letter agreement shall be governed by and construed in accordance with the laws of the State of New York.

                                             Very truly yours,

                                             CENTURY BUSINESS CREDIT
                                             CORPORATION

                                             By: /s/ CHRISTOPHER GOLL
                                                 ------------------------------
                                                 Name:   Christopher Goll
                                                 Title:  Senior Vice President
AGREED TO AND ACCEPTED:

PERISCOPE SPORTSWEAR, INC.

By: /s/ RAY KUSLANSKY
    ---------------------------
    Name:  Ray Kuslansky
    Title:  Vice President

GIANT GROUP, LTD.

By: /s/ DAVID GOTTERER
    ---------------------------
    Name:  David Gotterer
    Title:  Vice Chairman

                                   EXHIBIT A

                                                              ____________, 2000


Century Business Credit Corporation
119 West 40th Street
New York, New York 10018

Gentlemen:

          Pursuant to the terms of a Factoring Agreement by and between the undersigned and you dated as of August 10, 1999, the undersigned is indebted to you in the sum of approximately $______________ plus interest from ______________ and costs, secured by security interests in your favor in all accounts, inventory, machinery, equipment, general intangibles and all other assets of the undersigned (the "Collateral"). Because of the inability of the undersigned to currently pay its accelerated debts and obligations to you, the undersigned herewith grants to you, effective as of 12:01 a.m. on _____________, all rights of possession in and to the Collateral of the undersigned to be disposed of, as you, in your best discretion, deem advisable and for you to credit the net proceeds resulting from any sale or other disposition to the account of the undersigned with you. Any such net proceeds remaining after application thereof to the undersigned's indebtedness to you (together with interest and costs) shall be remitted to the undersigned.

          Subject to the rights of any landlord, this letter also serves as an authorization to any employee of the undersigned or any third party to grant you, and the undersigned hereby grants you, full and complete access to any premises where the Inventory is located to allow you to take possession of any such Inventory in order to enforce your rights against and collect the liability due to you from the undersigned. In addition, you may designate a custodian who shall have the right, among other things, to change the locks on all gates and doors providing access to such premises or the Inventory.

          The undersigned further acknowledges that it has defaulted in the payment of its accelerated debts and obligations to you and hereby waives and renounces all of its rights to notification under Section 9-504 of the Uniform Commercial Code ("UCC") as to the sale or other disposition by you of the Inventory and under Sections 9-505 and 9-506 of the UCC regarding acceptance of collateral as discharge of the obligations of the undersigned to you and waiver of the undersigned's right to redeem collateral, respectively.

          The undersigned knowingly and intelligently waives any rights it may have to notice and a hearing before a court of competent jurisdiction and consents to your entry on the premises where the Inventory is located for the purposes set forth herein.

                              Very truly yours,

                              PERISCOPE SPORTSWEAR, INC.

                              By________________________
                                Name:
                                Title:

                                  CONSENT OF GUARANTOR

          The undersigned as a guarantor of the debts and obligations of Periscope Sportswear, Inc. ("Client") to Century Business Credit Corporation ("Century") hereby consents to the aforesaid letter granting peaceful possession described therein and hereby waives and renounces all of its rights to notification under (S)9-504 of the Uniform Commercial Code ("UCC") as to the sale or disposition by Century of the above described Inventory, and under
(S)(S)9-505 and 9-506 of the UCC regarding acceptance of the Inventory as discharge of the obligations of Client to Century, and waiver of the right to redeem the Inventory, respectively.


                              GIANT GROUP, LTD.


                              By: _________________________
                                  Name:
                                  Title:

STATE OF ________________)
                         ) ss.:
COUNTY OF _______________)


          On this _____ day of ________, 2000, before me personally came ________________ to me known, who, being by me duly sworn, did depose and say that he is the _________________ of Periscope Sportswear, Inc., the entity described in and which executed the foregoing instrument and that he is authorized to execute said instrument on behalf thereof.

                                          ______________________________
                                                   NOTARY PUBLIC


STATE OF ________________)
                         ) ss.:
COUNTY OF _______________)


          On this _____ day of _______, 2000, before me personally came _________________, to me known, who, being by me duly sworn, did depose and say that he is the __________________ of Giant Group, Ltd., the corporation described in and which executed the foregoing instrument and that he is authorized to execute said instrument on behalf of said corporation.

                                          ______________________________
                                                   NOTARY PUBLIC

                                      -6-